UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material pursuant to §240.14a-12

Talen Energy Corporation

(Name of Registrant as Specified In Its Charter)

(name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Talen Energy Corporation (the “Company”) pursuant to the Agreement and Plan of Merger with RPH Parent LLC, SPH Parent LLC, CRJ Parent LLC, RJS Merger Sub Inc. and the Company:

(i)	Message to Employees from Talen CEO Paul Farr

(ii)	FAQ for Proxy Vote for Employees

September 30, 2016

Proxy vote message for employees

Employee message from President and CEO Paul Farr: Merger update

We made considerable progress this summer on actions needed to complete the merger with affiliates of Riverstone Holdings LLC. I am writing this message to update you on the transaction and one important part in which many of you have the opportunity to be directly involved.

First, I want to convey my appreciation, on behalf of the entire senior management team, for maintaining your focus on safety, excellence, teamwork, innovation and integrity in this period of transition. It is a great credit to you that your energy and attention continue to be on the safe performance of your jobs, the reliable operation of our plants, and the advancement of key elements in our business strategy.

Our immediate business priority is to obtain the required regulatory and stockholder approvals to complete the merger. Considerable time and effort is going into achieving the required approvals, and keeping the transaction on track to close by the end of 2016.

Because many of you own Talen Energy common stock, you have the opportunity to vote on the merger. Stockholders of record as of September 1 received proxy statements earlier this month that contain detailed information about the merger agreement and the matters on which stockholders are being asked to vote. A special meeting of stockholders to consider the merger has been scheduled for October 6.

Every stockholder’s vote is important. If you own Talen Energy common stock and have not already voted, I encourage you to do so by mail, Internet or telephone before October 6. Instructions were included with the proxy statement. If you are one of the many employees who hold Talen Energy common stock in accounts managed by Fidelity Investments, you can vote by signing into your Fidelity account and following the links provided. It’s important to note that only stockholders of record as of September 1 are eligible to vote. Employees do not have voting rights with respect to Restricted Stock Units (RSUs) unless they have vested and shares have been delivered in respect of the RSUs. Therefore, you will not have any voting rights with respect to RSUs you were granted that had not vested by September 1. If you need assistance in voting, you can call Georgeson LLC, the proxy solicitor for the special meeting, at 866-741-9588.

After the meeting, we will share the results of the voting with you and update you on the remaining steps needed to complete the merger.

Please continue to work safely and help everyone around you be safe as well.

Paul Farr

Important Additional Information Filed with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  TALEN ENERGY HAS FILED A PROXY STATEMENT WITH THE SEC RELATING TO THE PROPOSED TRANSACTION (THE “PROXY STATEMENT”), AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION.

Talen Energy’s stockholders may obtain proxy statement as well as other filings containing information about Talen Energy, Riverstone and certain affiliates of Riverstone, free of charge, at the website maintained by the SEC at www.sec.gov.  Talen Energy’s stockholders also may obtain free copies of the documents filed with the SEC, including this proxy statement, by going to Talen Energy’s corporate website at www.talenenergy.com. Talen Energy’s stockholders may also obtain a copy of these filings at no cost by writing or telephoning Talen Energy at the following address:

Talen Energy Corporation

835 Hamilton Street, Suite 150

Allentown, Pennsylvania 18101

Attention: Investor Relations

Telephone: (888) 211-6011

Additionally, any person, including any beneficial owner, to whom Talen Energy’s definitive proxy statement is delivered may request copies of the proxy statement or other information concerning Talen Energy, without charge, by written or telephonic request directed to Talen Energy Corporation, Attn: Investor Relations, 835 Hamilton Street, Suite 150, Allentown, Pennsylvania 18101, Telephone (888) 211-6011; or from Talen Energy’s proxy solicitor, Georgeson LLC toll-free at (866) 741-9588; or from the SEC through the SEC website at the address provided above.

Talen Energy and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Talen Energy in connection with the proposed transaction. Information about the directors and executive officers of Talen Energy is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 12, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Talen Energy’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,”

“estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Talen Energy’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the company; the company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Talen Energy and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (ii) the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, because of, among other things, changes in commodity prices and related costs; the effectiveness of Talen Energy’s risk management techniques, including hedging; accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; Talen Energy’s ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks associated with nuclear generation; Talen Energy’s level of indebtedness; the terms and conditions of debt instruments that may restrict Talen Energy’s ability to operate its business; the performance of Talen Energy’s subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; acquisition or divestiture activities, and Talen Energy’s ability to realize expected synergies and other benefits from such business transactions; changes in technology; any failure of Talen Energy’s facilities to operate as planned, including in connection with scheduled and unscheduled outages; Talen Energy’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; and risks associated with federal and state tax laws and regulations.

Talen Energy cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Talen Energy’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. All subsequent written and oral forward-looking statements concerning Talen Energy the proposed transaction or other matters and attributable to Talen Energy or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Talen Energy does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

September 30, 2016

Proxy vote talking points for Talen Energy managers and supervisors

Talking points

•	Talen Energy continues to focus on achieving the required regulatory and stockholder approvals to complete the merger with affiliates of Riverstone Holdings LLC that was announced in June.

•	In early September, Talen Energy mailed proxy statements and ballots to all stockholders of record as of September 1, 2016. Stockholder approval is required to complete the transaction.

•	A special meeting of stockholders has been scheduled for October 6 in New York.

•	Many Talen Energy employees own common stock, which was either received at spinoff based on the PPL stock they owned, purchased since spinoff, or granted as Restricted Stock Units (RSUs) or through the incentive compensation program, which were settled into shares of common stock.

o	Owners of common stock received a proxy statement and ballot in the mail.

o	Fidelity Investments sent a notice with a link to the materials to owners of stock in accounts managed by Fidelity.

•	It’s important that all stockholders vote on the matters related to the merger. There are multiple ways to vote: by mail, on the Internet or by phone, or by logging into your Fidelity account and following the links provided. Talen Energy encourages stockholders to vote before the October 6 stockholder meeting.

o	Stockholders of record as of September 1, 2016 are eligible to vote on the proposals.

o	RSUs that were not vested as of September 1, 2016 are not eligible to vote.

o	The proxy statement provides detailed information about the merger agreement and the matters that stockholders are voting on.

o	Assistance is available from Georgeson LLC, the proxy solicitor for the stockholder meeting, at 866-741-9588, if you own stock and have questions.
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Q&A (if asked questions)

What are stockholders voting on?

There are three matters on which stockholders are voting. The first is a proposal to approve the merger. The second is a proposal to adjourn the stockholder meeting, if appropriate, to solicit additional votes if not enough votes have been cast at the time the meeting takes place. The third is a non-binding proposal on executive compensation related to a change in control of the company.

Are unvested RSUs eligible to vote?

RSUs are generally not eligible to vote, unless they have vested and shares have been delivered in respect of RSUs. Only stockholders of record at the close of business on the record date (September 1, 2016) are eligible to vote on the proposals, and shares delivered in respect of RSUs are treated as ordinary voting shares for this purpose. RSUs that have not had shares delivered as of September 1, 2016 are not eligible to vote.

How should I vote on the proposals?

Your vote is a personal decision. The Board of Directors has recommended voting in favor of each proposal.

What vote is required for stockholder approval, since Riverstone entities already own 35% of the common stock?

Approval of the merger proposal requires an affirmative vote by a majority of the outstanding shares entitled to vote AND a majority of the outstanding shares not currently owned by Riverstone and its affiliates present in person or by proxy at the special meeting.

How can I see a copy of the proxy statement?

If you don’t have the statement that was mailed to you, a copy can be viewed on the Talen Energy website (www.talenenergy.investorroom.com).

Why is the meeting being held in New York and not locally?

The vast majority of Talen Energy shares are held by institutional investors, not individual investors. New York is a more convenient location for many of the stockholders.

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Can employees attend the stockholder meeting?

Anyone who owned shares of Talen Energy common stock as of Sept. 1, 2016, is eligible to attend the stockholder meeting. However, there are multiple ways for a stockholder to vote a proxy without attending the meeting in person. The meeting is being conducted during normal business hours. Any employee stockholder who wants to attend would have to do so on his/her own time.

Is the merger completed when stockholders vote?

No. The merger is still subject to approval by several regulatory agencies, including the Nuclear Regulatory Commission and Federal Energy Regulatory Commission.

What happens if the stockholders vote against the merger, or if it’s not completed?

If the merger is not approved by stockholders or not completed for any other reason, stockholders will not receive payment for their common stock shares ($14 per share) in connection with the merger. Talen Energy would remain a public company and its stock would continue to be listed and traded on the New York Stock Exchange as long as the company meets the NYSE’s listing requirements.

Important Additional Information Filed with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  TALEN ENERGY HAS FILED A PROXY STATEMENT WITH THE SEC RELATING TO THE PROPOSED TRANSACTION (THE “PROXY STATEMENT”), AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION.

Talen Energy’s stockholders may obtain proxy statement as well as other filings containing information about Talen Energy, Riverstone and certain affiliates of Riverstone, free of charge, at the website maintained by the SEC at www.sec.gov.  Talen Energy’s stockholders also may obtain free copies of the documents filed with the SEC, including this proxy statement, by going to Talen Energy’s corporate website at www.talenenergy.com. Talen Energy’s stockholders may also obtain a copy of these filings at no cost by writing or telephoning Talen Energy at the following address:

Talen Energy Corporation

835 Hamilton Street, Suite 150

Allentown, Pennsylvania 18101

Attention: Investor Relations

Telephone: (888) 211-6011

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Additionally, any person, including any beneficial owner, to whom Talen Energy’s definitive proxy statement is delivered may request copies of the proxy statement or other information concerning Talen Energy, without charge, by written or telephonic request directed to Talen Energy Corporation, Attn: Investor Relations, 835 Hamilton Street, Suite 150, Allentown, Pennsylvania 18101, Telephone (888) 211-6011; or from Talen Energy’s proxy solicitor, Georgeson LLC toll-free at (866) 741-9588; or from the SEC through the SEC website at the address provided above.

Talen Energy and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Talen Energy in connection with the proposed transaction. Information about the directors and executive officers of Talen Energy is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 12, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Talen Energy’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Talen Energy’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the company; the company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Talen Energy and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (ii) the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, because of, among other things, changes in commodity prices and related costs; the effectiveness of Talen Energy’s risk management techniques, including hedging; accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; Talen Energy’s ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks

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associated with nuclear generation; Talen Energy’s level of indebtedness; the terms and conditions of debt instruments that may restrict Talen Energy’s ability to operate its business; the performance of Talen Energy’s subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; acquisition or divestiture activities, and Talen Energy’s ability to realize expected synergies and other benefits from such business transactions; changes in technology; any failure of Talen Energy’s facilities to operate as planned, including in connection with scheduled and unscheduled outages; Talen Energy’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; and risks associated with federal and state tax laws and regulations.

Talen Energy cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Talen Energy’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. All subsequent written and oral forward-looking statements concerning Talen Energy the proposed transaction or other matters and attributable to Talen Energy or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Talen Energy does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

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